Exhibit 10.1

AMENDMENT TO UNDERWRITING AGREEMENT

This Amendment is made and entered into this 30th day of August, 2018 (the “Amendment”) by and between Boustead Securities, LLC (“Boustead”) and Aerkomm Inc. (the “Company”).

BACKGROUND

Boustead and the Company entered into that certain underwriting agreement dated May 14, 2018 (the “Underwriting Agreement”). The parties to the Underwriting Agreement wish to amend certain provision of the Underwriting Agreement as set forth in this Amendment. Section 14(a) of the Underwriting Agreement provides that the Underwriting Agreement may not be modified or amended except in writing duly executed by the parties. This Amendment constitutes a written agreement signed by the necessary parties in order to effectuate the amendments to the Underwriting Agreement specified below.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

Section 1.1 Amendment. The parties hereto agree that the Underwriting Agreement shall be amended as set forth in this Section 1.1.

The third sentence of Section 1(a) of the Underwriting Agreement is hereby amended and restated in its entirety as follows:

“The Underwriter’s appointment shall commence upon the date of the execution of this Agreement, and shall continue for a period (such period, including any extension thereof as hereinafter provided, being herein called the “Offering Period”) from the effective date (the “Effective Date”) of the Registration Statement through November 4, 2018 (and for a period of up to 30 additional days if extended by agreement of the Company and the Underwriter), unless all of the Securities have previously been subscribed for.”

Section 1.2 Entire Agreement. This Amendment along with the Underwriting Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

Section 1.3 Effect. All other terms, conditions, and provisions of the Underwriting Agreement not in conflict with the Amendment, shall remain in full force and effect.

Section 1.4 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

AERKOMM INC.		BOUSTEAD SECURITIES, LLC

By:	/s/ Jeffrey Wun	By:	/s/ Keith Moore
Name:	Jeffrey Wun	Name:	Keith Moore
Title:	CEO	Title:	CEO

[signature page to Amendment 1 of Underwriting Agreement between Boustead and Aerkomm]